Exhibit 99.5

                                CLEARVISION INC.
 1041 N. Formosa Ave., Los Angeles, CA 90046 * t: 323-850-2988 * f: 323-850-2989



                           LIMITED CONSULTING CONTRACT

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This Agreement is made between         ENVIRONMENTAL SERVICE PROFESSIONALS INC      (hereinafter "CLIENT")
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And                                    CLEARVISION INC.                             (hereinafter "CVI").
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         In consideration  for the promises  contained herein and other good and valuable considerations, it is agreed as follows:

                          INDEPENDENT CONTRACTOR STATUS

         Parties to this contract intend that the relationship between them created by the contract is that of CLIENT and independent contractor. No agent, employee or servant of the independent contractor shall be, or shall be deemed to be, an employee, agent, or servant of the employer. CLIENT is interested only in the results obtained under this contract; the manner and means of conduct of the work are under the sole control of the independent contractor. None of the benefits provided by the CLIENT to its employees, including, but not limited to, compensation, insurance and unemployment insurance will be available to the contractor, or its employees. Independent contractor will be solely and entirely responsible for its acts and for the acts of its agents, employees, servants, and subcontractors during the performance of this contract. Within this Agreement, the use of the name CLIENT shall mean CLIENT itself, or employees, agents or other CVI's employed by CLIENT.

                          STATEMENT OF CONTRACT INTENT

         Throughout this Agreement and the term of this Agreement, CVI will be engaged in consulting and corporate development on an independent contractor basis. CVI will derive its revenues and any other compensation from consulting fees charged CLIENT.

         CLIENT and CVI agree to enter into a Limited Consulting Contract.

         It is the intent of CLIENT and the CVI, evidenced by their signatures hereto, to employ and provide the services described herein.

                             DUTIES TO BE PERFORMED

1. Develop and identify relationships for the CLIENT through networking and pre-existing relations of CVI to further CLIENT'S image and recognition as a leader in the mold and moisture management industry.

2. CVI may use its best professional judgment in hiring or contracting personnel to perform the duties specified in this Agreement.


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LIMITED CONSULTING CONTRACT                                          PAGE 1 OF 5



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3.   Specify a plan to enhance  CLIENT'S  image in the public  market place with research reports.

4. CVI will gather and amass such data and information (due diligence) as necessary to implement CLIENT'S strategies and monitor results.

5. CVI shall develop strategic alliances with business and industry partners on behalf of CLIENT that enhance or further advance the business of CLIENT in conjunction with CLIENT'S milestones.

6. CVI shall develop marketing strategies, techniques, methods, procedures and materials as needed for continued advancement of CLIENT's corporate mission statement.

7. Other such duties and responsibilities as may be mutually agreed upon by the parties and made part of this Agreement by signed amendments or addenda, including but not limited to the following Media campaign package:

8. PROVIDE A CELEBRITY ENDORSEMENT FOR THE CLIENT, (MOST LIKELY ED MCMAHON), SUBJECT TO THE CLIENT'S APPROVAL OF CELEBRITY AND COST FOR SUCH IN ADDITIONAL 144 SHARES OF RESTRICTED STOCK AND CASH.

9.   CLIENT WILL PAY ANY AND ALL FEES, AIRFARE, HOTEL, GROUND TRANSPORTATION AND
     PER  DIEM   ASSOCIATED   WITH  OUT  OF  STATE  TRAVEL  FOR  ANY   CELEBRITY
     SPOKESPERSON.

     Definitions:

     o TV NEWS SPOTLIGHT: A 2-8 minute segment featured on 1/2 hr. TV newsmagazines airing nationwide.

     o VNR: a broadcast-quality 30-90 second narrated Video News Release, followed by up to 13 minutes of B-Roll and Sound Bites, distributed via Satellite and Beta Broadcast Masters for inclusion on national and local news programs and talk shows.

     o NEWSPAPER FEATURE: 1-3 column news article with photo and contact info distributed to over 10,000 newspapers (mainly major market dailies and weeklies), reaching over 20 million readers (est.).

     o    RNR:  60  second  Radio  News  Release  professionally   recorded  and
          distributed in script form and on CD to 6,600 radio stations for use on regular news and talk shows.

Whereas CVI have offered their services to the CLIENT, and the CLIENT has chosen to hire CVI to perform these services;

For mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to as follows:

1. PRODUCTION GUARANTEES
CVI will provide the following productions for CLIENT: B-Roll footage for May 18th, 2007 Symposium in Palm Springs, California, TV News Spotlight, Video News Release (VNR), Corporate Video (UP TO 10-MIN), Tradeshow Loop Presentation, Internet Streaming Video, Newspaper Feature, RNR and Commercial Ad. Productions include complete Scripting (two drafts and a polish per Feature) to CLIENT's approval; up to four days of Shooting - including locations approved by CLIENT and on a state-of-the-art sound stage and news set in Hollywood, CA; Emmy winning news anchors; accredited on-camera news reporter; Voice-over narration; unlimited Stock Footage from in-house library (17 YEARS WORTH OF ARCHIVED PRODUCTION FOOTAGE); Complete Post Production / Editing with Graphics, Digital Editing; Production Insurance, CVI's local Location and Travel expenses and Per Diem, Director and Producer Fees; printing, postage and mailing, news clippings, and readership reports. Also includes all overhead and administrative expenses.

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LIMITED CONSULTING CONTRACT                                          PAGE 2 OF 5

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2. MEDIA PLACEMENT GUARANTEES
CVI represents, warrants and agrees that:

a) CLIENT's TV News Spotlight and/or VNR will air on national and local cable, satellite and broadcast affiliates throughout the U.S. and Canada. Programs will air as regular (non-paid) programming and as sponsored (paid) programming.

b) CVI guarantees at least 10,000 TOTAL AIRINGS of VNR and 15,000 TOTAL AIRINGS of ad clusters generated from a combination of cablecasts and broadcasts. Counted airings will take place between 6 AM and 10:30 PM daily, EST and each city counts as one airing. A 30-60 second VNR will air on seven networks (CNBC, CNN Headline News, Fox News, MSNBC, The Weather Channel and Bloomberg TV) in 208 markets, with 350 of those airings in the Top 50 markets. Airings will hit 15 million subscribers with a median household income of $65,000 and guarantees a Nielsen reported reach of more than 482,000 adult viewers.

c) CVI guarantees nationwide distribution of the TV Spotlight and/or VNR on one or more national networks such as CNN, MSNBC, FOX News Channel, CNBC, Dish Network and AMC.

d) CLIENT is guaranteed at least twelve interviews on national and/or local market TV and Radio talk shows during the six month term of this campaign.

e) CLIENT is also guaranteed to receive a minimum of 100 Newspaper Feature placements;

f) 200 Radio News Release (RNR) placements.

g) Monthly updates of CLIENT's headlining events in major financial / business E-newsletter sent to over 650,000 opt-in subscribers including: 250,000+ financial services professionals, 50,000+ key corporate decision makers and 350,000+ investors.

CLIENT will receive usage reports with maps, bar charts, pie charts and circulation data plus physical clippings from newspapers and magazines---verifying the guaranteed number of placements and audience impressions. TV, Print and Radio elements are subject to editing by media outlets.

3. PROMOTIONAL ELEMENTS

a) CLIENT will receive ONE HUNDRED (100) fully packaged VHS or CD copies of the Corporate Video or TV News Spotlight (CLIENT's choice) with the option to purchase more at guaranteed competitive prices. CLIENT is free to choose five additional TV airings instead of the copies.

b) CLIENT's complete Spotlight transcript, CLIENT logo, capsule description and links to CLIENT's site will be featured as a TOP STORY during the six month term of this campaign on one or more news portals.

c) CLIENT will receive Video Streaming of CLIENT's Spotlight for at least six months.

4. GRANT OF RIGHTS

a) CVI hereby grants to CLIENT the complete, unconditional and exclusive worldwide ownership in perpetuity of the Corporate Video, Tradeshow Loop Presentation, and Internet Streaming versions. CLIENT shall, accordingly, have the sole and exclusive right to copyright any such materials in its name, as the sole owner and author thereof (it being understood that for such purposes CVI shall be CLIENT's "employees for hire" as such term is defined in the United States Copyright Act). However, any re-editing / re-purposing of footage containing TV news anchors and reporters for commercial broadcast use (e.g. infomercial usage) will require their written approval. CVI grants to CLIENT the rights to: a) approve Scripts prior to Shooting; b) approve final edited corporate version; c) receive additional VHS, DVD, or CD copies of all materials at guaranteed rates. CLIENT IS FREE TO USE ANY VENDOR IF CVI CANNOT MATCH THEIR WRITTEN QUOTE.
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LIMITED CONSULTING CONTRACT                                          PAGE 3 OF 5

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b)   CLIENT grants to CVI all rights to edit, distribute, exhibit, syndicate and market worldwide the approved VNR (via cable, network TV, satellite, cruise lines, airlines, video, internet, CD, DVD, etc.) in perpetuity all programming created for broadcast purposes under this Agreement. CVI and its partners retain complete ownership and editorial content of its TV, Radio, and Internet shows, and websites.

                                    ARTICLE I

         CLIENT hereby contracts CVI commencing on the date specified below and continuing for a period of up to six (6) to twelve (12) months or until CVI has performed the above mentioned services, whichever shall come first, to act as an independent agent to or though its agents, servants, and employees perform such services for CLIENT as are consistent with the intent of this Agreement.

         In consideration for providing the media consulting services to the Company, CVI will receive the following media consulting fee: (a) $100,000.00 in cash payable on the later of 60 days after the commencement date of this Agreement or on the date the Blackwater Capital funding occurs but in no case later than September 30, 2007, (b) 1,500,000 shares of restricted stock (the "Shares") to be released 500,000 Shares on each of June 30, 2007, September 30, 2007, and December 31, 2007, and (c) a warrant to be issued on December 31, 2007 to purchase one million (1,000,000) shares of the Company's common stock at an exercise price of seventy-five cents ($0.75) per share exercisable for a period of three years from the date of issuance (the "Warrant"). The shares underlying the Warrant and the Shares will have piggyback registration rights on the first available registration filing on Form SB-2, S-1 or S-3.

                                   ARTICLE II

         CLIENT agrees that CVI will have the right to use CLIENT's personnel and CVIs when necessary, and CVI will provide and pay all costs pertaining to this Agreement relating to legal and other necessary services required for CVI to perform its duties.

                                   ARTICLE III

         If any portion of this Agreement is determined to be void as against the law or public policy, such provision shall not render the entire Agreement void, but only the invalid portion shall be so construed, and those provisions of this Agreement as evidenced by this Agreement shall be entered into and carried out.

         The parties agree that in the event any party to this Agreement shall fail or refuse to perform any of the provisions of this Agreement, the other party hereto shall be entitled to injunctive relief enjoining and restraining the violations of any of the provisions of this Agreement and compelling specific performance of this Agreement as set forth herein.

         The waiver by either party of breach or violation of, or failure to comply with, any term condition or provision of this Agreement by the other party shall not effect this Agreement and shall not operate or be construed as a waiver of any subsequent breach, rights, or remedies of the parties hereto.

     No departure from this Agreement will constitute a waiver or modification of any of the provisions or conditions, or the rights, or remedies of either of the parties hereto.
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         This  Agreement  is made  with  reference  to the laws of the  State of
California, unless another state may have jurisdiction in this transaction requiring the application of that state's laws to this particular transaction.

         It  is  expressly   understood  that  this  Agreement  shall  bind  any
successors, assigns, subsidiaries, or extensions to the parties hereto.

         It is expressly understood and agreed that CLIENT and CVI are completely separate entities and are not partners, joint ventures, nor agents for each other in any sense whatsoever and neither party has the power or right to obligate or bind the other. It is also expressly understood that CVI has not represented itself as a brokerage firm, venture capital firm, or by other definition, a capital raising entity in this transaction.

         This Agreement is complete and it is mutually agreed and understood that no other agreements, statements, inducements, or representations, written or verbal, have been made or relied upon by either party. In addition, because CVI has agreed to accept CLIENT'S stock as compensation for its services; CLIENT understands and agrees that CVI does not recommend or give any advice to investors regarding CLIENT'S stock, including evaluations or performance. CVI makes no representations or warranties that its services contemplated herein will have any bearing whatsoever on CLIENT'S present or future share price. The modifications hereto or amendments hereto shall be binding when presented in writing and signed by both parties.

         This Agreement may be signed in counterpart.

         Signed by a person or persons duly authorized by CLIENT and CVI.




FOR CVI                                  FOR CLIENT


/s/ David Alvarado                       /s/ Edward Torres
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CLEARVISION INC.                         ENVIRONMENTAL SERVICE PROFESSIONALS INC
By:                                      By: CEO



6/1/07                                   6/1/07
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DATE:                                    DATE:



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